UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 14, 2011

Commission file number: 1-12497

ATTUNE RTD.

NEVADA	3823	32-0212241
(State or jurisdiction	(Primary Standard	(IRS Employer
of incorporation or	Industrial	Identification No.)
organization)	Classification
Code Number)

3700B Tachevah Road, Suite 117
Palm Springs, CA 92262
 (Address of principal executive offices)

(760)323-0233
 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Effective January 14, 2011, the client auditor relationship between ATTUNE RTD. (the "Company") Salberg & Company, P.A., ("Salberg") was terminated as Salberg was dismissed as the Company’s independent registered accounting firm and replaced by M&K CPAS, PLLC ("M&K").  Effective January 14, 2011, the Company engaged M&K as its principal independent public accountant for the year ended December 31, 2010. The decision to change accountants was recommended, approved and ratified by the Company's Board of Directors effective January 14, 2011.

Salberg’s reports on the financial statements of the Company for the years ended December 31, 2008, and 2009, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles other than the inclusion of an explanatory paragraph discussing the Company’s ability to continue as a going concern.

During the years ended December 31, 2008 and 2009, and any subsequent interim periods through the date the relationship with SALBERG ceased, there were no disagreements between SALBERG and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of SALBERG would have caused SALBERG to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2008 and 2009, and any subsequent interim periods through the date the relationship with SALBERG ceased.

The Company has authorized SALBERG to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that SALBERG review the disclosure and SALBERG has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter will be included as an amendment to this form 8k when it is received.

The Company has not previously consulted with M&K regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the years ended December 31, 2009, December 31, 2008, and any later interim period, including the interim period up to and including the date the relationship with SALBERG.  M&K has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). M&K did not furnish a letter to the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Attune RTD

By: /s/ Thomas S. Bianco
Name: Thomas S. Bianco
Title: Chief Financial Officer

Date:  January 18, 2011